American Beacon Funds
American Beacon SiM High Yield Opportunities Fund

Supplement dated March 8, 2011 to the
Statement of Additional Information dated February 14, 2011

The information below supplements the Statement of Additional Information dated February 14, 2011 by replacing the “Ownership of the Fund” section on page 50 with the following:

A Portfolio Manager’s beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the Portfolio Manager has any direct or indirect beneficial ownership in the Fund listed.

As of March 4, 2011, the Portfolio Managers owned shares of the Fund as follows:

Name of Investment Advisor and Portfolio Manager	Range of Shares Owned in the Fund
American Beacon Advisors, Inc.
William F. Quinn	None
Wyatt L. Crumpler	None
Kirk L. Brown	None

Name of Investment Advisor and Portfolio Manager	Range of Shares Owned in the Fund
Strategic Income Management, LLC
Gary Pokrzywinski	Over $1,000,000
Brian Placzek	$500,001 - $1,000,000

                        ***************************************************************************************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE